UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        February 15, 2006

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-16214                   14-0462060
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

                    1373 Broadway, Albany, New York                      12204
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                (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 15, 2006, the Compensation Committee of the Registrant's Board of Directors approved the following cash bonuses for 2005 pursuant to the Registrant's Annual Bonus Program for the Registrant's chief executive officer and the four other most highly compensated executive officers during such year:

            Officer                                      2005 Bonus
            -------                                      ----------
            Frank R. Schmeler                              $500,000
            Joseph G. Morone                                150,000
            Michael C. Nahl                                 229,400
            William M. McCarthy                             229,400
            Dieter Polt                                     149,500

The Committee has also established target 2006 cash bonuses for Messrs. Morone, Nahl, McCarthy and Polt pursuant to the Registrant's Annual Bonus Program as follows:

            Officer                               2006 Target Bonus
            -------                               -----------------
            Joseph G. Morone                               $330,000
            Michael C. Nahl                                 203,300
            William M. McCarthy                             181,300
            Dieter Polt                                     140,100

The Committee determined that cash bonuses for the Registrant's top management, including the above-named officers, for 2006 would be based on one or more of: consolidated operating income, corridor or segment operating income, other functional metrics and individual performance criteria. A cash bonus equal to the target amount will generally be paid if the Committee determines that appropriate performance levels in each of these areas has been achieved. Lesser bonuses may be paid if such performance is not achieved and larger bonuses if performance exceeds such levels. The Committee further determined, however, that it would reserve the right to exercise its discretion, after the close of the 2006 fiscal year, as in prior years, to determine to what extent cash bonuses had been earned, and reserved the right to take individual performance factors (including, for example, the possible adverse impact during the year of cost-reduction, plant closings or downsizings and other restructuring-related activities in specific divisions, regions or business lines) into account, and to employ both objective and subjective criteria in determining the final bonuses.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ALBANY INTERNATIONAL CORP.

                                   By: /s/ Charles J. Silva, Jr.
                                       -----------------------------------------
                                       Name: Charles J. Silva, Jr.
                                       Title: Vice President and General Counsel

Date:   February 22, 2006